PRUDENTIAL EUROPE GROWTH FUND, INC.

-------------------------------------------------------------------------------

PROSPECTUS DATED JULY 1, 1998
(REVISED AS OF OCTOBER 14, 1998)

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Prudential Europe Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity related securities (including common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships) of companies domiciled in Europe. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may also invest in equity related securities of other companies and in non-convertible debt securities, engage in various derivatives transactions, including options on equity securities, financial indices and foreign currencies, futures contracts on foreign currencies and foreign currency exchange contracts and may purchase and sell futures contracts on foreign currencies, groups of currencies and financial or stock indices to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

The Fund is not intended to constitute a complete investment program. Because of its investment objective and policies, including its European orientation, the Fund is subject to greater investment risks than certain other mutual funds. See "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities."

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated July 1, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

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Investors are advised to read the Prospectus and retain it for future reference.

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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


 WHAT IS PRUDENTIAL EUROPE GROWTH FUND, INC.?

  Prudential Europe Growth Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

 WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity related securities of companies domiciled in Europe. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

 WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  Under normal circumstances, the Fund anticipates that at least 65% of its total assets will consist of equity related securities of companies domiciled in Europe. See "How the Fund Invests--Investment Objective and Policies" at page 9. The Fund may invest in developing countries, and in countries with new or developing capital markets such as those in Eastern and Central Europe. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in U.S. Government securities and securities of domestic companies, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. See "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 11. The Fund is permitted to invest up to 25% of its net assets in lower quality foreign convertible debt securities provided that such securities have a minimum rating of at least B as determined by a nationally recognized securities rating organization (NRSRO), such as Standard & Poor's Ratings Group or another NRSRO or, if unrated, are of equivalent quality. Lower rated securities are subject to a greater risk of loss of principal and interest. See "How the Fund Invests--Risk Factors Relating to Investing in Foreign Debt Securities Rated Below Investment Grade (Junk Bonds)" at page 12. The Fund may also engage in various hedging and return enhancement strategies, including the use of derivatives transactions. See "How the Fund Invests-- Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 14. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

 WHO MANAGES THE FUND?

  Prudential Investments Fund Management LLC (PIFM or the Manager), is the manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets. As of May 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $65 billion. The Prudential Investment Corporation, doing business as Prudential Investments (the Subadviser), through a Sub-Investment Management Agreement with PRICOA Asset Management Ltd., furnishes investment advisory services in connection with the management of the Fund. See "How the Fund is Managed--Manager" at page 17.

 WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. The Distributor is paid a distribution and/or service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at the annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expenses of distributing Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed-- Distributor" at page 18.

WHAT IS THE MINIMUM INVESTMENT?

 The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-- How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 35.

HOW DO I PURCHASE SHARES?

 You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 20 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.

WHAT ARE MY PURCHASE ALTERNATIVES?

 The Fund offers four classes of shares through this Prospectus:

  .Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

  .Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.
  .Class C Shares:  Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.
  .Class Z Shares:  Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

 See "Shareholder Guide--Alternative Purchase Plan" at page 25.

HOW DO I SELL MY SHARES?

 You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide-- How to Sell Your Shares" at page 29.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

 The Fund expects to pay dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 21.

                                 FUND EXPENSES



SHAREHOLDER                              CLASS A SHARES               CLASS B SHARES                       CLASS C SHARES
TRANSACTION EXPENSES+                    -------------- ------------------------------------------- ----------------------------
 Maximum Sales Load
  Imposed on
  Purchases (as a
  percentage of
  offering price)....                         5.00%                        None                                 None
 Maximum Sales Load
  or Deferred Sales
  Load Imposed on
  Reinvested
  Dividends..........                         None                         None                                 None
 Maximum Deferred
  Sales Load (as a
  percentage of
  original purchase
  price or
  redemption
  proceeds,                                                5% during the first year, decreasing
  whichever is                                             by 1% annually to 1% in the fifth and       1% on redemptions made
  lower).............                         None      the sixth years and 0% in the seventh year* within one year of purchase.
 Redemption Fees.....                         None                         None                                 None
 Exchange Fees.......                         None                         None                                 None
ANNUAL FUND OPERATING                    CLASS A SHARES               CLASS B SHARES                       CLASS C SHARES
EXPENSES                                 -------------- ------------------------------------------- ----------------------------
(as a percentage of average net assets)
 Management Fees.....                          .75%                         .75%                                 .75%
 12b-1 Fees+.........                          .25%++                      1.00%                                1.00%
 Other Expenses......                          .39%                         .39%                                 .39%
                                              ----                         ----                                 ----
 Total Fund
  Operating
  Expenses...........                         1.39%++                      2.14%                                2.14%
                                              ====                         ====                                 ====
SHAREHOLDER                              CLASS Z SHARES
TRANSACTION EXPENSES+                    --------------
 Maximum Sales Load
  Imposed on
  Purchases (as a
  percentage of
  offering price)....                         None
 Maximum Sales Load
  or Deferred Sales
  Load Imposed on
  Reinvested
  Dividends..........                         None
 Maximum Deferred
  Sales Load (as a
  percentage of
  original purchase
  price or
  redemption
  proceeds,
  whichever is
  lower).............                         None
 Redemption Fees.....                         None
 Exchange Fees.......                         None
ANNUAL FUND OPERATING                    CLASS Z SHARES
EXPENSES                                 --------------
(as a percentage of average net assets)
 Management Fees.....                          .75%
 12b-1 Fees+.........                         None
 Other Expenses......                          .39%
                                         --------------
 Total Fund
  Operating
  Expenses...........                         1.14%
                                              ====

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
  EXAMPLE                                        ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming (1) 5% annual
   return and (2) redemption at the end of each
   time period:
   Class A.....................................   $63     $92    $122     $208
   Class B.....................................   $72     $97    $125     $219
   Class C.....................................   $32     $67    $115     $247
   Class Z.....................................   $12     $36    $ 63     $138
  You would pay the following expenses on the
   same investment, assuming no redemption:
   Class A.....................................   $63     $92    $122     $208
   Class B.....................................   $22     $67    $115     $219
   Class C.....................................   $22     $67    $115     $247
   Class Z.....................................   $12     $36    $ 63     $138

 The above example is based on data for the Fund's fiscal year ended April 30, 1998. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
 ----------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."
  + Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
 ++ Although the Class A Distribution and Service Plan provides that the
    Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has voluntarily limited its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net assets of the Class A shares. The Distributor may voluntarily terminate this waiver at any time. Total operating expenses without such limitation would have been 1.44%. See "How the Fund is Managed--Distributor."

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS A SHARES)

  The following financial highlights for the fiscal years ended April 30, 1998, and April 30, 1997, have been audited by Price Waterhouse LLP, independent accountants. The following information for the year ended April 30, 1996 and the period ended April 30, 1995 have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratio to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholders Guide--Shareholder Services--Reports to Shareholders."


                                                    CLASS A
                                        ------------------------------------
                                                                    JULY 13,
                                                                    1994(B)
                                              YEAR ENDED            THROUGH
                                               APRIL 30,             APRIL
                                        ---------------------------   30,
                                        1998(C)     1997    1996(C) 1995(C)
                                        -------    -------  ------- --------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period.............................. $ 15.46    $ 13.69  $ 11.77 $  11.40
                                        -------    -------  ------- --------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment gain (loss)...........     .01        .09      .06      .01
  Net realized and unrealized gain on
   investment and foreign currency
   transactions........................    6.38       2.24     1.86      .36
                                        -------    -------  ------- --------
  Total from investment operations.....    6.39       2.33     1.92      .37
                                        -------    -------  ------- --------
  LESS DISTRIBUTIONS
  Distributions in excess of net
   investment income...................    (.14)       --       --       --
  Distributions paid to shareholders
   from net realized gains on
   investment and foreign currency
   transactions........................   (1.80)      (.56)     --       --
                                        -------    -------  ------- --------
  Total distributions..................   (1.94)      (.56)     --       --
                                        -------    -------  ------- --------
  Net asset value, end of period....... $ 19.91    $ 15.46  $ 13.69 $  11.77
                                        =======    =======  ======= ========
  TOTAL RETURN(D):.....................  44.93%     17.20%   16.31%    3.25%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...... $55,507    $38,807  $47,789 $ 41,963
  Average net assets (000)............. $42,885    $37,834  $47,183 $ 29,598
  Ratios to average net assets:
   Expenses, including distribution
    fees...............................   1.39%      1.36%    1.53% 1.84%(a)
   Expenses, excluding distribution
    fees...............................   1.14%      1.11%    1.28% 1.59%(a)
   Net investment income (loss)........    .08%       .57%     .44%  .06%(a)
  Portfolio turnover rate..............     50%        31%      65%      25%
  Average commission rate per share.... $0.0260(e) $0.0463  $0.0233      N/A

 ---------
 (a) Annualized.
 (b) Commencement of class operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Unaudited.
 N/A--Data not required for these periods.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS B SHARES)

  The following financial highlights for the fiscal years ended April 30, 1998, and April 30, 1997, have been audited by Price Waterhouse LLP, independent accountants. The following information for the year ended April 30, 1996 and the period ended April 30, 1995 have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratio to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholders Guide--Shareholder Services--Reports to Shareholders."


                                                  CLASS B
                                    -----------------------------------------
                                                                    JULY 13,
                                            YEAR ENDED               1994(B)
                                            APRIL 30,                THROUGH
                                    ------------------------------  APRIL 30,
                                    1998(C)       1997    1996(C)    1995(C)
                                    --------    --------  --------  ---------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period.........................  $  15.12    $  13.49  $  11.69  $   11.40
                                    --------    --------  --------  ---------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment gain (loss)......      (.11)       (.04)     (.04)      (.06)
  Net realized and unrealized gain
   on investment and foreign
   currency transactions..........      6.15        2.23      1.84        .35
                                    --------    --------  --------  ---------
  Total from investment
   operations.....................      6.04        2.19      1.80        .29
                                    --------    --------  --------  ---------
  LESS DISTRIBUTIONS
  Distributions in excess of net
   investment income..............      (.01)        --        --         --
  Distributions paid to
   shareholders from net realized
   gains on investment and foreign
   currency transactions..........     (1.80)       (.56)      --         --
                                    --------    --------  --------  ---------
  Total distributions.............     (1.81)       (.56)      --         --
                                    --------    --------  --------  ---------
  Net asset value, end of period..  $  19.35    $  15.12  $  13.49  $   11.69
                                    ========    ========  ========  =========
  TOTAL RETURN(D):................    43.25%      16.41%    15.40%      2.54%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000)..........................  $175,857    $139,277  $125,868  $ 106,081
  Average net assets (000)........  $147,492    $133,135  $122,255  $  85,623
  Ratios to average net assets:
   Expenses, including
    distribution fees.............     2.14%       2.11%     2.28%   2.59%(a)
   Expenses, excluding
    distribution fees.............     1.14%       1.11%     1.28%   1.59%(a)
   Net investment income (loss)...    (.69)%      (.27)%    (.33)%  (.71)%(a)
   Portfolio turnover rate........       50%         31%       65%        25%
  Average commission rate per
   share..........................  $ 0.0260(e) $ 0.0463  $ 0.0233        N/A

 ---------
 (a) Annualized.
 (b) Commencement of class operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Unaudited.
 N/A--Data not required for these periods.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS C SHARES)

  The following financial highlights for the fiscal years ended April 30, 1998, and April 30, 1997, have been audited by Price Waterhouse LLP, independent accountants. The following information for the year ended April 30, 1996 and the period ended April 30, 1995 have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratio to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholders Guide--Shareholder Services--Reports to Shareholders."


                                                  CLASS C
                                     --------------------------------------
                                                                  JULY 13,
                                           YEAR ENDED              1994(B)
                                            APRIL 30,              THROUGH
                                     ---------------------------  APRIL 30,
                                     1998(C)     1997    1996(C)   1995(C)
                                     -------    -------  -------  ---------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................  $ 15.12    $ 13.49  $ 11.69  $   11.40
                                     -------    -------  -------  ---------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment gain (loss).......     (.11)      (.04)    (.04)      (.06)
  Net realized and unrealized gain
   on investment and foreign
   currency transactions...........     6.18       2.23     1.84        .35
                                     -------    -------  -------  ---------
  Total from investment
   operations......................     6.07       2.19     1.80        .29
                                     -------    -------  -------  ---------
  LESS DISTRIBUTIONS
  Distributions in excess of net
   investment income...............     (.01)       --       --         --
  Distributions paid to
   shareholders from net realized
   gains on investment and foreign
   currency transactions...........    (1.80)      (.56)     --         --
                                     -------    -------  -------  ---------
  Total distributions..............    (1.81)      (.56)     --         --
                                     -------    -------  -------  ---------
  Net asset value, end of period...  $ 19.38    $ 15.12  $ 13.49  $   11.69
                                     =======    =======  =======  =========
  TOTAL RETURN(D):.................   43.55%     16.41%   15.40%      2.54%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)..  $11,122    $ 8,010  $ 7,741  $   7,260
  Average net assets (000).........  $ 8,526    $ 8,002  $ 7,768  $   6,094
  Ratios to average net assets:
   Expenses, including distribution
    fees...........................    2.14%      2.11%    2.28%   2.59%(a)
   Expenses, excluding distribution
    fees...........................    1.14%      1.11%    1.28%   1.59%(a)
   Net investment income (loss)....   (.66)%     (.25)%   (.30)%  (.71)%(a)
   Portfolio turnover rate.........      50%        31%      65%        25%
  Average commission rate per
   share...........................  $0.0260(e) $0.0463  $0.0233        N/A

 ---------
 (a) Annualized.
 (b) Commencement of class operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Unaudited.
 N/A--Data not required for these periods.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS Z SHARES)

  The following financial highlights for the fiscal years ended April 30, 1998, and April 30, 1997, have been audited by Price Waterhouse LLP, independent accountants. The following information for the period ended April 30, 1996 has been audited by other independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratio to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholders Guide--Shareholder Services-- Reports to Shareholders."


                                                        CLASS Z
                                                ----------------------------
                                                                    JULY 15,
                                                                    1996(B)
                                                  YEAR ENDED        THROUGH
                                                   APRIL 30,         APRIL
                                                ------------------    30,
                                                1998(C)     1997    1996(C)
                                                -------    -------  --------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......... $ 15.51    $ 13.68  $  13.40
                                                -------    -------  --------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment gain (loss)...................     .04        .02       .28
  Net realized and unrealized gain on
   investment and foreign currency
   transactions................................    6.37       2.37       --
                                                -------    -------  --------
  Total from investment operations.............    6.41       2.39       .28
                                                -------    -------  --------
  LESS DISTRIBUTIONS
  Distributions in excess of net investment
   income......................................   (.19)        --        --
  Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions.......................  (1.80)       (.56)      --
                                                -------    -------  --------
  Total distributions..........................  (1.99)       (.56)      --
                                                -------    -------  --------
  Net asset value, end of period............... $ 19.93    $ 15.51  $  13.68
                                                =======    =======  ========
  TOTAL RETURN(D):.............................  44.95%     17.66%     2.09%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).............. $ 3,090    $11,949  $ 204(e)
  Average net assets (000)..................... $12,148    $ 7,958  $ 203(e)
  Ratios to average net assets:
   Expenses, including distribution fees.......   1.14%      1.11%  1.28%(a)
   Expenses, excluding distribution fees.......   1.14%      1.11%  1.28%(a)
   Net investment income (loss)................    .26%       .22%   .54%(a)
   Portfolio turnover rate.....................     50%        31%       65%
  Average commission rate per share............ $0.0260(f) $0.0463  $ 0.0233

 ---------
 (a) Annualized.
 (b) Commencement of class operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (e) Figures are actual and not rounded to the nearest thousand.
 (f) Unaudited.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

 THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY RELATED SECURITIES OF COMPANIES DOMICILED IN EUROPE. EUROPEAN COUNTRIES INCLUDE AUSTRIA, BELGIUM, BULGARIA, THE CZECH REPUBLIC, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, HUNGARY, IRELAND, ITALY, LUXEMBOURG, THE NETHERLANDS, NORWAY, POLAND, PORTUGAL, ROMANIA, RUSSIA, SLOVAKIA, SPAIN, SWEDEN, SWITZERLAND, TURKEY AND THE UNITED KINGDOM. Equity related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. THE FUND ANTICIPATES THAT, UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS WILL CONSIST OF EQUITY SECURITIES OF EUROPEAN COMPANIES. THE FUND MAY INVEST IN THE EQUITY SECURITIES OF COMPANIES DOMICILED IN ANY COUNTRY WITHIN EUROPE THAT THE INVESTMENT ADVISER BELIEVES TO BE STABLE. THERE IS NO LIMIT ON THE PERCENTAGE OF FUND ASSETS THAT MAY BE INVESTED IN ANY SINGLE COUNTRY. UNDER NORMAL CIRCUMSTANCES, THE FUND MAY INVEST THE REMAINDER OF ITS ASSETS IN EQUITY RELATED SECURITIES OF ISSUERS DOMICILED OUTSIDE OF EUROPE, DEBT OBLIGATIONS, REPURCHASE AGREEMENTS AND MAY HOLD CASH, SUBJECT TO THE LIMITATIONS DESCRIBED HEREIN, OR THE FUND MAY ENGAGE IN VARIOUS DERIVATIVES TRANSACTIONS, INCLUDING OPTIONS IN EQUITY SECURITIES, FINANCIAL INDICES, FOREIGN CURRENCIES AND FOREIGN CURRENCY EXCHANGE CONTRACTS, AND MAY PURCHASE AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES, GROUPS OF CURRENCIES AND FINANCIAL OR STOCK INDICES TO HEDGE ITS PORTFOLIO AND ATTEMPT TO ENHANCE RETURN. The Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of United States and non-United States issuers, or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of the Fund's investment adviser, prevailing market, economic or political conditions warrant. The Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

 THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT. INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

 AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

 THE FUND MAY INVEST IN DEVELOPING COUNTRIES, AND IN COUNTRIES WITH NEW OR DEVELOPING CAPITAL MARKETS, SUCH AS THOSE IN EASTERN AND CENTRAL EUROPE. These countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established countries and markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. See "Risk Factors and Special Considerations of Investing in Foreign Securities" below.

 UNDER NORMAL CIRCUMSTANCES, THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN EQUITY RELATED SECURITIES OF ISSUERS DOMICILED OR DOING BUSINESS OUTSIDE OF EUROPE. Such investments may include (i) securities of companies in countries which are linked by tradition, economic markets, cultural similarities or geography to Europe and (ii) securities of companies which have operations in Europe or which stand to benefit from political and economic events in Europe. For example, the Fund may invest in a company domiciled or doing business outside of Europe when the Fund's investment adviser believes at the time of investment that the value of the company's securities may be enhanced by conditions or developments in Europe even though the company's production facilities are located outside of Europe.

 UNDER NORMAL CONDITIONS, THE FUND MAY ALSO INVEST UP TO 35% OF ITS TOTAL ASSETS IN DEBT OBLIGATIONS, INCLUDING OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, OR BY FOREIGN GOVERNMENTS OR SUPRANATIONAL ORGANIZATIONS, OBLIGATIONS ISSUED BY BANKS AND CORPORATIONS AND OTHER DEBT OBLIGATIONS. These obligations may be denominated in U.S. dollars or in foreign currencies. The issuers of such securities may or may not be domiciled in Europe. Supranational organizations include entities such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

 The Fund will purchase "investment grade" debt obligations. Investment grade debt obligations are bonds and other obligations rated within the four highest quality grades as determined by Moody's Investors Service, Inc. (Moody's) (currently Aaa, Aa, A and Baa for bonds, MIG 1, MIG 2, MIG 3 and MIG 4 for notes and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or, in unrated securities of equivalent quality as determined by the investment adviser. See the "Description of Security Ratings" in the Appendix to this Prospectus. The Fund is permitted to invest up to 25% of its net assets in lower quality, foreign convertible debt securities provided that such securities have a minimum rating of at least B as determined by one NRSRO or, if unrated, are deemed by the investment adviser to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Lower rated debt securities are subject to a greater risk of loss of principal and interest. See "Risk Factors Relating to Investing in Foreign Debt Securities Rated Below Investment Grade (Junk Bonds)" below.

 THE FUND MAY INVEST IN SECURITIES NOT LISTED ON SECURITIES EXCHANGES. THESE SECURITIES WILL GENERALLY HAVE AN ESTABLISHED MARKET (SUCH AS THE OVER-THE-COUNTER MARKET), THE DEPTH AND LIQUIDITY OF WHICH MAY VARY FROM TIME TO TIME AND FROM SECURITY TO SECURITY. SEE "OTHER INVESTMENTS AND POLICIES--ILLIQUID SECURITIES" BELOW.

 In addition to analyzing the companies in which investments are made, the investment adviser also considers such factors as: prospects for economic growth for each foreign country; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of securities in each country.

 IN ADDITION TO PURCHASING EQUITY SECURITIES OF EUROPEAN ISSUERS, THE FUND MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS
(EDRS) OR OTHER SECURITIES CONVERTIBLE INTO SECURITIES OF CORPORATIONS DOMICILED IN EUROPE. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund may invest in ADRs and EDRs through both sponsored and unsponsored arrangements. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below.

 THE FUND MAY INVEST UP TO 5% OF ITS NET ASSETS IN WARRANTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

 AS INDICATED ABOVE, WHEN CONDITIONS DICTATE A DEFENSIVE STRATEGY (WHICH DURING PERIODS OF MARKET VOLATILITY COULD BE FOR AN EXTENDED PERIOD OF TIME), THE FUND MAY INVEST TEMPORARILY, WITHOUT LIMIT, IN HIGH QUALITY MONEY MARKET INSTRUMENTS OF UNITED STATES AND NON-UNITED STATES ISSUERS (INCLUDING, WITH RESPECT TO UNITED STATES ISSUERS, REPURCHASE AGREEMENTS MATURING IN SEVEN DAYS OR LESS). The Fund will only invest in money market instruments that have short term ratings in at least the second highest category by at least one NRSRO or are issued by companies that have outstanding debt securities rated at least investment grade by an NRSRO or in unrated securities of issuers that the Fund's investment adviser has determined to be of comparable quality. Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's or BBB by S&P, for example, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. See "Description of Security Ratings" in the Appendix.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

 FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

 ALTHOUGH THE FUND INTENDS TO INVEST PRIMARILY IN EQUITY RELATED SECURITIES, IT MAY INVEST IN DEBT SECURITIES OF FOREIGN ISSUERS. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and are of similar quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

 ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S
INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

 If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency.

Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

 SHAREHOLDERS SHOULD BE AWARE THAT INVESTING IN THE EQUITY AND FIXED-INCOME MARKETS OF DEVELOPING COUNTRIES (E.G., EASTERN AND CENTRAL EUROPE) INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

RISK FACTORS RELATING TO INVESTING IN FOREIGN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (JUNK BONDS)

 Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities, commonly referred to as "junk" bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term trading.

 Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

 Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

 THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES INCLUDING DERIVATIVE TRANSACTIONS TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

 OPTIONS TRANSACTIONS

 THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. These options will be on equity securities, financial indices (e.g., S&P 500) and foreign currencies. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information.

 A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver to the purchaser, depending upon the terms of the option contract, the underlying securities or currency upon receipt of the exercise price or a specified amount of cash. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

 A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price or deliver a specified amount of cash to the purchaser. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

 THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) segregates cash or other liquid, unencumbered assets, marked to market daily with a value sufficient at all times to cover its obligations. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information. There is no limitation on the amount of options the Fund may write.

 FORWARD CURRENCY EXCHANGE CONTRACTS

 THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

 THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Investment Objective and Policies--Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

 FUTURES CONTRACTS AND OPTIONS THEREON

 THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING, RETURN ENHANCEMENT AND RISK MANAGEMENT PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a European economic cooperative organization. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

 The Fund may not purchase or sell futures contracts and related options for return enhancement or risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes. The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

 THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET, REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM THOSE USED IN SELECTING PORTFOLIO SECURITIES AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies being hedged is imperfect, and there is a risk that the value of the indices or currencies being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

 The Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

 RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

 PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. The Fund, and thus investors, may lose money through any unsuccessful use of the strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

 The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if management believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

OTHER INVESTMENTS AND POLICIES

 CONVERTIBLE SECURITIES

 A CONVERTIBLE SECURITY IS A BOND OR PREFERRED STOCK WHICH MAY BE CONVERTED AT A STATED PRICE WITHIN A SPECIFIED PERIOD OF TIME INTO A CERTAIN QUANTITY OF THE COMMON STOCK OF THE SAME OR A DIFFERENT ISSUER. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may invest up to 25% of its net assets in foreign convertible securities rated below investment grade. See "Risk Factors Relating to Investing in Foreign Debt Securities Rated Below Investment Grade (Junk Bonds)."

 In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

 REPURCHASE AGREEMENTS

 The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

 BORROWING

 The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings.

 SEGREGATED ACCOUNTS

 The Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company (State Street), in which it will maintain cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with SEC guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

 ILLIQUID SECURITIES

 The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

 The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, the Fund may treat the securities it uses as "cover" for written OTC options on U.S. Government securities as liquid provided it follows a specified procedure. The Fund may sell OTC options on U.S. Government securities only to qualified dealers who agree that the Fund may repurchase options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Investment Objective and Policies-- Illiquid Securities" in the Statement of Additional Information.

 PORTFOLIO TURNOVER

 As a result of the Fund's investment policies, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 200%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will segregate cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objective and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

 SECURITIES LENDING

 The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. See "Investment Objective and Policies--Lending of Securities" in the Statement of Additional Information.

 SHORT SALES AGAINST-THE-BOX

 The Fund may make short sales against-the-box for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes.

INVESTMENT RESTRICTIONS

 The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


 THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

 For the fiscal year ended April 30, 1998, total expenses of Class A, Class B, Class C and Class Z shares as a percentage of average net assets were 1.39%, 2.14%, 2.14% and 1.14%, respectively. See "Financial Highlights."

MANAGER

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
0.75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM IS ORGANIZED IN NEW YORK AS A LIMITED LIABILITY COMPANY. FOR THE FISCAL YEAR ENDED APRIL 30, 1998, THE FUND PAID MANAGEMENT FEES TO PMF AND PIFM OF .75% OF THE FUND'S AVERAGE DAILY NET ASSETS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

 As of May 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $65 billion.

 UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

 UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI), PI THROUGH A SUB-INVESTMENT MANAGEMENT AGREEMENT WITH PRICOA ASSET MANAGEMENT LTD. (PRICOA AND COLLECTIVELY WITH PI, THE INVESTMENT ADVISER), FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND. PI reimburses PRICOA, and PIFM reimburses PI, for its reasonable costs and expenses incurred in providing such services. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services. In October 1997, portfolio management for the Fund was assumed by Stephen F. Auth, William E. Higgins and Jean-Yves Chereau, as co-managers.

 Stephen F. Auth is Senior Managing Director of PI. He manages global equity portfolios for institutional clients, including The Prudential Insurance Company of America (Prudential), as well as Prudential Global Genesis Fund, Inc. and Prudential Pacific Growth Fund, Inc. Mr. Auth has co-managed the Fund's portfolio since October 1997 and has been employed by PI as a portfolio manager since 1985. Mr. Auth heads PI's global and international investment management organization. Mr. Auth is a Chartered Financial Analyst.

 William E. Higgins is a Vice President of PI and, since 1991, has been a member of PI's global equity investment team. His primary focus is on stocks in Europe. Mr. Higgins has served as co-manager of the Fund since October 1997.

 Jean-Yves Chereau is a Managing Director of PI and, since June 1997, has been responsible for managing European stocks. Mr. Chereau has been employed by PI since 1992, and has served as a portfolio manager since 1994. Prior to joining PI, Mr. Chereau was employed by Goldman Sachs International in London, where he worked as a securities analyst. Mr. Chereau has served as co-manager of the Fund since October 1997.

 PIFM, PI and PRICOA are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

 PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE THAT SERVES AS THE DISTRIBUTOR OF CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, served as the distributor of Fund shares until July 1, 1998. Prudential Securities is an indirect, wholly-owned subsidiary of Prudential.

 UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

 Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

 The distribution and/or service fees may be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

 UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

 UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

 Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each class based upon the ratio of sales of each such class to the sales of all Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

 Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

 The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

 PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. The Distributor has voluntarily waived a portion of its distribution fee for the Class A shares as described above under "Distributor." This voluntary waiver may be terminated at any time without notice. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

 Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

 Prudential Mutual Fund Services LLC (the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. The Transfer Agent is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5035.

YEAR 2000

 The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those outside service providers, will be adapted in time for the event.

 Additionally, issuers of securities generally as well as issues of securities purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of securities held by the Fund.


                        HOW THE FUND VALUES ITS SHARES


 THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

 Portfolio securities are valued based on market quotations or, if not readily available or, if such quotations are deemed not representative of fair value, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

 The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

 Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of distribution-related expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


 FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS


 TAXATION OF THE FUND

 THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

 The Fund may, from time to time, invest in corporations treated for federal income tax purposes as passive foreign investment companies ("PFICs"). PFICs are foreign corporations which own mostly passive assets or that derive a majority of their income from passive sources. The Fund's investments in PFICs are subject to special tax provisions that may subject the Fund to federal income taxes and a charge in the nature of interest with respect to certain gains and income realized by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

 In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes, i.e., treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

 Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

 TAXATION OF SHAREHOLDERS

 All dividends out of net taxable investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders and properly designated by the Fund will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum corporate tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and for securities held more than 18 months is 20%. Legislation pending before Congress would extend the maximum rate of 20% to securities held more than one year. The maximum tax rate for individual shareholders for ordinary income is 39.6%.

 The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be "passed through" to shareholders who may then have the option of claiming such taxes as either a deduction or a tax credit. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

 Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any loss, however, on the sale, exchange or redemption of shares that are held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

 Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

 A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to take into account certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

 Distributions by the Fund to a shareholder that is a qualified retirement plan would generally not be taxable to participants in the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations; therefore, potential investors are urged to consult with their own tax advisors.

 The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

 WITHHOLDING TAXES

 Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

 SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE OR LOCAL TAXES. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

 DIVIDENDS AND DISTRIBUTIONS

 THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES ON AN ANNUAL BASIS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that Class A, Class B and Class C shares will bear their own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

 DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC., Attn: Account Maintenance Unit, P.O. Box 15035, New Brunswick, New Jersey 08906-5035. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial advisor to elect to receive dividends and distributions in cash.

 IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

 THE FUND IS AUTHORIZED TO OFFER 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES OF SHARES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, EACH CONSISTING OF 500 MILLION AUTHORIZED SHARES. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

 The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution for service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose Class Z shares are not subject to any distribution or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

 THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

 This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

 YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC, ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5035. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

 In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 p.m., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

 The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

 The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

 Application forms can be obtained from the Transfer Agent,. the Distributor, or a Dealer. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive stock certificates.

 Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

 Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charges are retained by the Dealer and are not remitted to the Fund.

 PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to Bankers Trust Company, New York; ABA number: 021-001-033; A/C: Brown Brothers Harriman & Co., New York, Account: 01-501-026; REF: Prudential Europe Growth Fund, Inc., Account: 8114597. You should specify on the wire the account number assigned by the Transfer Agent and your name and identify the class in which you are eligible to invest. (Class A, Class B, Class C or Class Z shares).

 If you arrange for receipt by Bankers Trust of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

 In making a subsequent purchase order by wire, you should wire Bankers Trust directly and should be sure that the wire specifies Prudential Europe Growth Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

 THE FUND OFFERS FOUR CLASSES OF SHARES THROUGH THIS PROSPECTUS (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                  ANNUAL 12B-1 FEES
                                               (AS A % OF AVERAGE DAILY
                     SALES CHARGE                    NET ASSETS)                OTHER INFORMATION
         ------------------------------------ -------------------------- --------------------------------
Class A  Maximum initial sales charge of      .30 of 1% (currently being Initial sales charge waived or
         5% of the public offering price      charged at a rate of .25   reduced for certain purchases
                                              of 1%)
Class B  Maximum contingent deferred          1%                         Shares convert to Class A
         sales charge or CDSC of 5% of                                   shares approximately seven years
         the lesser of the amount invested                               after purchase
         or the redemption proceeds; declines
         to zero after six years
Class C  Maximum CDSC of 1% of the            1%                         Shares do not convert to
         lesser of the amount invested or                                another class
         the redemption proceeds on
         redemptions made within one year
         of purchase.
Class Z  None                                 None                       Sold to a limited group
                                                                         of investors

 The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (with the exception of Class Z shares, which are not subject to any distribution or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class, (iii) only Class B shares have a conversion feature and (iv) Class Z shares are offered exclusively for sale to a limited group of investors. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

 Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares or Class Z shares.

 IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

 The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

 If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

 If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

 If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

 If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

 ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

CLASS A SHARES

 The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                             SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                              PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
       AMOUNT OF PURCHASE    OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
       ------------------    --------------- --------------- -----------------
       Less than $25,000          5.00%           5.26%            4.75%
       $25,000 to $49,999         4.50            4.71             4.25
       $50,000 to $99,999         4.00            4.17             3.75
       $100,000 to $249,999       3.25            3.36             3.00
       $250,000 to $499,999       2.50            2.56             2.40
       $500,000 to $999,999       2.00            2.04             1.90
       $1,000,000 and above       None            None             None

 The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

 In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute Class A shares a finder's fee based on a percentage of the NAV of shares sold by such persons.

 REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  You must notify the Transfer Agent either directly or through your Dealer that you are entitled to the waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement.

 Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent and for which the Transfer Agent does individual account record keeping (Direct Account Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

 Special Rules Applicable to Retirement Plans. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

 Other Waivers. In addition, Class A shares may be purchased at NAV, through the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),
(b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Distributor or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer, (f) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free, rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator, (g) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and
(h) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (e.g., mutual fund "supermarket programs").

 For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.


CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, the Distributor or your Dealer. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Distributor will pay, from its own resources sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor may pay, from its own resources Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

 Class Z shares are currently available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor, for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and that, as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities (only applicable to Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc.);
(vi) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); (vii) employees of certain affiliates of the Distributor who participate in an employer-sponsored employee savings plan; and (viii) Prudential with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons who distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

 YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See " How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges--Waiver of Contingent Deferred Sales Charges--Class B Shares" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

 IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5035, the Distributor or your Dealer.

 If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

 PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

 PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

 REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

 INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

 90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may not affect federal tax treatment of any gain or loss realized upon redemption. See "Taxes Dividends and Distributions" in the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGES

 Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

 The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

 The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                              CONTINGENT DEFERRED SALES CHARGE
               YEAR SINCE PURCHASE           AS A PERCENTAGE OF DOLLARS INVESTED
                   PAYMENT MADE                    OR REDEMPTION PROCEEDS
               -------------------           -----------------------------------
        First...............................                5.0%
        Second..............................                4.0%
        Third...............................                3.0%
        Fourth..............................                2.0%
        Fifth...............................                1.0%
        Sixth...............................                1.0%
        Seventh.............................                None

 In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

 For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

 For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

 The CDSC will also be waived in the case of a total or partial redemption in connection with the following distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account: These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy, (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and (iv) a tax-free return of an excess contribution or plan distribution following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted. In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

 You must notify the Transfer Agent either directly or through the Distributor or your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

 Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions pursuant to a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Fund's Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997 on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

 You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

 Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

 Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

 For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

 Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

 For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

 The conversion feature is subject to the continuing availability of opinions of counsel (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

 AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

 IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

 IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

 You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5035.

 IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

 SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

 Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

 The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of the size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

 The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

 FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

 To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

 In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

 . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.

 . AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account. For additional information about this service, you may contact your Dealer or the Transfer Agent directly.

 . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and tax-sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Distributor, your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

 . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

 . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

 . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (732) 417-7555 (collect).

 For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                   APPENDIX


                        DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE

 Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

 A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

COMMERCIAL PAPER

 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

 P-1: The designation 'Prime-1' or 'P-1' indicates the highest quality repayment capacity of the rated issue.

 P-2: The designation 'Prime-2' or 'P-2' indicates a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP

 AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

 AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

 A: Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

 BB, B, CCC, CC: Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

COMMERCIAL PAPER

 Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 270 days.

 A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

 A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS...........................................................   2
 What are the Fund's Risk Factors and Special Characteristics?............   2
FUND EXPENSES.............................................................   4
FINANCIAL HIGHLIGHTS......................................................   5
HOW THE FUND INVESTS......................................................   9
 Investment Objective and Policies........................................   9
 Risk Factors and Special Considerations of Investing in Foreign
  Securities..............................................................  11
 Risk Factors Relating to Investing in Foreign Debt Securities Rated Below
  Investment Grade (Junk Bonds)...........................................  12
 Hedging and Return Enhancement Strategies................................  12
 Other Investments and Policies...........................................  15
 Investment Restrictions..................................................  17
HOW THE FUND IS MANAGED...................................................  17
 Manager..................................................................  17
 Distributor..............................................................  18
 Fee Waivers and Subsidy..................................................  19
 Portfolio Transactions...................................................  20
 Custodian and Transfer and Dividend Disbursing Agent.....................  20
 Year 2000................................................................  20
HOW THE FUND VALUES ITS SHARES............................................  20
HOW THE FUND CALCULATES PERFORMANCE.......................................  21
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................  21
GENERAL INFORMATION.......................................................  23
 Description of Common Stock..............................................  23
 Additional Information...................................................  24
SHAREHOLDER GUIDE.........................................................  24
 How to Buy Shares of the Fund............................................  24
 Alternative Purchase Plan................................................  25
 How to Sell Your Shares..................................................  29
 Conversion Feature--Class B Shares.......................................  32
 How to Exchange Your Shares..............................................  33
 Shareholder Services.....................................................  34
DESCRIPTION OF SECURITY RATINGS........................................... A-1

--------------------------------------------------------------------------------
MF160P

    CUSIP No.:
             Class A: 74431N-10-3
             Class B: 74431N-20-2
             Class C: 74431N-30-1
             Class Z: 74431N-40-0



                                  Prudential
                              Europe Growth Fund
                                  PROSPECTUS




                                     [ART]




                                 JULY 1, 1998

                          [REVISED OCTOBER 14, 1998]



                                LOGO PRUDENTIAL
                                     INVESTMENTS